UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 25, 2025

NIGHTFOOD HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55406	46-3885019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 White Plains Road – Suite 500

Tarrytown, New York 10591

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 291-7778

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Agreement.

The information set forth in Item 2.03 is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On July 25, 2025, Lei Sonny Wang (the “Seller”) and Jimmy Chan (the “Buyer”), the Chief Executive Officer of NightFood Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) whereby the Seller sold 1000 shares of Series A Super Voting Preferred Stock, par value $0.001 per share (the “Shares”) of the Company to the Buyer for an aggregate purchase price of $10.00.

As previously reported in the Company’s Form 8-K filed on June 8, 2023, the Shares are subject to a Security Agreement dated June 1, 2023, between the Company and Mast Hill Fund, L.P. (“Mast Hill”), and a Pledge Agreement dated June 1, 2023, between Mast Hill and Sean Folkson (“Pledge Agreement”), whereby Mr. Folkson granted a security interest in the Shares to Mast Hill. Pursuant to the Purchase Agreement and Pledge Agreement, the Seller and the Buyer entered into an Assignment of the Pledge Agreement, dated July 25, 2025, whereby the Buyer, irrevocably acquired all right, title, interests, duties, liabilities and obligations under the Pledge Agreement related to the Shares.

The foregoing is a brief description of the Purchase Agreement, the Pledge Agreement, the Security Agreement and Assignment of Pledge Agreement, and is qualified in its entirety by reference to the full text of such documents.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Securities Purchase Agreement, dated July 25, 2025, by and between Lei Sonny Wang and Jimmy Chan
10.2	Assignment of Pledge Agreement, dated July 25, 2025, by and and between Lei Sonny Wang and Jimmy Chan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Date: August 4, 2025

NIGHTFOOD HOLDINGS, INC.

By:	/s/ LEI SONNY WANG
Name:	Lei Sonny Wang
Title:	Chief Executive Officer